CONSENT OF INDEPENDENT
                           CERTIFIED PUBLIC ACCOUNTANT



We consent to the use in this Amendment No. 2 to the Registration Statement on Form S-4A of our report dated April 10, 2000, relating to the financial statements of Peppermill Capital Corporation, and to the reference to our Firm under the caption "Experts" in such Registration Statement.



                                                 /s/ KAUFMAN, ROSSIN & CO., P.A.



Miami, Florida

February 13, 2001